Goodwill and Intangibles	3 Months Ended
Mar. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLES

NOTE 5 — GOODWILL AND INTANGIBLES

Goodwill represents the excess of the purchase price over the identifiable net assets of businesses acquired through business combinations accounted for under the acquisition method. Other intangible assets represent purchased assets that lack physical substance but can be distinguished from goodwill because of contractual or other legal rights. Intangible assets are amortized on a straight-line basis over periods ranging from four to twenty years.

Goodwill and other intangible assets are reviewed for impairment annually as of October 31 and between annual tests when events and circumstances indicate that impairment may have occurred. The goodwill impairment charge represents the amount by which the reporting unit’s carrying amount exceeds its fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. The Company had $5.3 million of goodwill as of March 31, 2021 and December 31, 2020.

The components of other intangibles as of March 31, 2021 and December 31, 2020 were as follows:

(amounts in thousands)	Expected Useful Life	March 31, 2021	December 31, 2020
Customer relationships – universities	20 years	$6,402	$6,402
Accumulated amortization		(1,412)	(1,332)
Total		$4,990	$5,070

BMT recorded amortization expense of $80 thousand and $267 thousand for the three months ended March 31, 2021 and 2020, respectively, which is reported in Other expenses on the unaudited consolidated statement of income (loss).

The non-compete agreement was fully amortized as of June 30, 2020. The university customer relationships will be amortized in future periods as follows:

Remainder of 2021	$240
2022	320
2023	320
2024	320
2025	320
After 2025	3,470
Total	$4,990